UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 23, 2019

PLUS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34375	33-0827593
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4200 Marathon Blvd., Suite 200, Austin, Texas 78756

(Address of principal executive offices, with zip code)

(737) 255-7194

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	PSTV	The Nasdaq Capital Market
Series S Warrant	PSTVZ	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 8.01 Other Events.

On September 23, 2019, Plus Therapeutics, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with H.C. Wainwright & Co., LLC (the “Representative”), as representative of the underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to sell to the Underwriters in an underwritten public offering an aggregate of (i) 289,000 Class A Units, each consisting of one share of common stock, par value $0.001 per share, of the Company (the “Common Stock”) and one Series U Warrant to purchase one share of Common Stock, and (ii) 2,711,000 Class B Units, each consisting of one pre-funded Series V Warrant to purchase one share of Common Stock and one Series U Warrant to purchase one share of Common Stock at a public offering price of $5.00 per Class A Unit and $4.9999 per Class B Unit. The shares of Common Stock underlying the Series U Warrants and the Series V Warrants are referred to herein as the “Warrant Shares.” The shares of Common Stock and warrants comprising the units are immediately separable and will be issued separately, but will be purchased together. The Company has granted the Underwriters a 45-day option to purchase up to an additional 450,000 shares of Common Stock and/or Series U Warrants to purchase up to 450,000 shares of Common Stock. In addition, the Company has agreed to issue to the Representative warrants (in the form of the Series U Warrants) to purchase 75,000 shares of Common Stock with an exercise price of $6.25 per share of Common Stock.

The net proceeds to the Company from the offering are expected to be approximately $13.5 million, after deducting underwriting discounts and commissions and other estimated offering expenses and excluding the exercise of any warrants and the Underwriters’ option to purchase additional securities. In addition, in the event the Underwriters exercise their option to purchase additional securities in full and the Series U Warrants are exercised in full, the Company expects to receive approximately $19.3 million in additional net proceeds. However, there can be no assurance that the Underwriters will exercise their option to purchase additional securities or that all or a portion of the Series U Warrants will be exercised prior to their expiration. The offering is expected to close on or about September 25, 2019, subject to customary closing conditions.

The Company intends to use the net proceeds from the offering for working capital, payment of interest on its debt and general corporate purposes, which may include research and development of its oncology product pipeline, preclinical and clinical trials and studies, regulatory submissions, expansion of its sales and marketing organizations and efforts, intellectual property protection and enforcement and capital expenditures.

The Series U Warrants are exercisable upon issuance and will expire on the five-year anniversary of the date of issuance. The exercise price of the Series U Warrants is $5.00 per share of Common Stock. The Series V Warrants are exercisable upon issuance and will be exercisable until all of the Series V Warrants are exercised in full. The exercise price of the Series V Warrants is $0.0001 per share of Common Stock. The Series U Warrants and the Series V Warrants may not be exercised by the holder to the extent that, after giving effect to an exercise, the holder, together with its affiliates and certain related parties, would beneficially own more than 4.99% (or, at the election of the purchaser prior to the date of issuance, 9.99%) of the Common Stock then outstanding (subject to the right of the holder to increase or decrease such beneficial ownership limitation upon notice to the Company, provided that such limitation cannot exceed 9.99%, and provided that any increase in the beneficial ownership limitation will not be effective until 61 days following notice of such increase from the holder to the Company). The Company does not intend to apply for listing of the Series U Warrants or the Series V Warrants on the Nasdaq Capital Market, any other securities exchange or any other trading system.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The shares of Common Stock, Series U Warrants, Series V Warrants and Warrant Shares are being issued and sold pursuant to an effective registration statement on Form S-1, which was previously filed with the Securities and Exchange Commission (the “SEC”) and declared effective on September 23, 2019 (File No. 333-229485) (the

“Registration Statement”), and a related prospectus. This foregoing description is a summary only, is not intended to be complete, and is qualified in its entirety by reference to the Form of Underwriting Agreement, the Form of Series U Warrant and the Form of Series V Warrant, which are filed as Exhibits 1.1, 4.37 and 4.38, respectively, to the Registration Statement and incorporated herein by reference.

On September 23, 2019, the Company issued a press release announcing that the Company had priced the offering. A copy of the press releases is attached as Exhibit 99.1 hereto.

***

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this Current Report on Form 8-K are forward-looking statements, including statements about the completion, timing and size of the offering and the potential use of proceeds therefrom. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. These forward-looking statements speak only as of the date of this Current Report on Form 8-K and are subject to a number of risks, uncertainties and assumptions, including the risks described under the heading “Risk Factors” in the Company’s SEC filings, including the Company’s annual and quarterly reports. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of the Company, dated September 23, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUS THERAPEUTICS, INC.

Date: September 23, 2019	By: /s/ Marc H. Hedrick, M.D.
Marc H. Hedrick, M.D.
President and Chief Executive Officer